COPY # __





THERMO VOLTEK CORP.



PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS




NOVEMBER 24, 1998


HSBC INVESTMENT BANKING [LOGO]

         Table of Contents

I.       Transaction Overview

II.      Historical Financial Review

III.     Historical Stock Price Performance and Trading Volume

IV.      Ownership Analysis

V.       Projected Financial Review

VI.      Market Comparison of Selected Public Companies and Implied Valuation
         Analysis

VII.     Discounted Cash Flow Analysis and Implied Valuation Analysis

VIII. Analysis of Selected Merger and Acquisition Transactions and Implied Valuation Analysis

IX. Analysis of Premiums for Minority Interest Acquisitions in Going Private Transactions and Implied Valuation Analysis

                                                                       SECTION I

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                        ANALYSIS OF PROPOSED TRANSACTION
                     ($ in thousands, except per share data)

Purchase
Price Per        Diluted          Option         Equity                                      Enterprise
 Share          Shares (a)       Proceeds         Value          Debt         Cash (b)         Value
---------       ----------       --------        ------          ----         --------       ----------
$ 7.00     x    11,566,538  -    $  1,972  =    $ 78,994  +    $ 9,012  -    $ 17,905   =    $ 70,101


                         EQUITY VALUE AS A MULTIPLE OF:

                       Fiscal                            Fiscal           Fiscal
Pro forma (c)           1997            LTM (d)           1998             1999
-------------          ------           -------          ------           ------
Net income (e)          99.5 x          103.0 x          154.6 x           37.3 x
Book value (f)           4.4 x            4.2 x            4.3 x            3.8 x

                       ENTERPRISE VALUE AS A MULTIPLE OF:

                       Fiscal                            Fiscal           Fiscal
Pro forma (c)           1997            LTM (d)           1998             1999
-------------          ------           -------          ------           ------
Revenues                 1.7 x            1.9 x            2.0 x            2.0 x
EBITDA                  32.5 x           28.5 x           34.4 x           15.2 x
EBIT                   374.9 x          160.8 x          762.0 x           25.1 x

                   STOCK PRICE PRIOR TO ANNOUNCEMENT DATE (g)

                             1 Day           1 Week           4 Weeks
                            ------           ------           -------
Actual value                $ 4.81           $ 4.38           $ 5.00
Premium at $7.00 per share    45.5%            60.0%            40.0%

(a) Includes 8,687,258 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 414,191 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.

(b) Cash includes marketable securities and estimated proceeds from the sale of the Universal Voltronics division

(c)      Data are pro forma for the sale of the Universal Voltronics division

(d)      Latest twelve months for the period ending October 3, 1998

(e) Excludes non-recurring items and interest expense on convertible securities

(f)      Book value excludes intangible assets

(g)      Assumes announcement date on March 31, 1998

--------------------------------------------------------------------------------

November 1998                                                       Confidential

                                                                      SECTION II

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                     HISTORICAL INCOME STATEMENT INFORMATION
                     ($ in thousands, except per share data)

                                                                       FISCAL YEAR
                                             ----------------------------------------------------------------
                                               1993          1994          1995          1996          1997
                                             --------      --------      --------      --------      --------
REVENUES                                     $ 18,089      $ 23,641      $ 36,326      $ 48,507      $ 44,648
Cost of revenues                               (9,687)      (12,120)      (18,790)      (24,357)      (24,860)
                                             --------      --------      --------      --------      --------
Gross profit                                    8,402        11,521        17,536        24,150        19,788
SG&A expenses                                  (6,008)       (8,027)      (11,766)      (14,889)      (15,992)
Research and development expenses              (1,240)       (1,492)       (2,349)       (3,618)       (3,620)
                                             --------      --------      --------      --------      --------
OPERATING INCOME (LOSS)                         1,154         2,002         3,421         5,643           176
Interest income                                   179         1,697         2,073         1,774         1,247
Interest expense                                 (807)       (2,216)       (2,130)       (1,408)       (1,162)
Gain on sale of related-party investments          --            --            --            --           180
Other income                                      225            --            --            --            53
                                             --------      --------      --------      --------      --------
Income before provision for income taxes          751         1,483         3,364         6,009           494
Benefit (provision) for income taxes             (271)         (365)         (692)       (1,540)         (215)
                                             --------      --------      --------      --------      --------
NET INCOME (LOSS)                            $    480      $  1,118      $  2,672      $  4,469      $    279
                                             ========      ========      ========      ========      ========

EARNINGS PER SHARE:
Basic                                        $   0.08      $   0.19      $   0.41      $   0.51      $   0.03
Diluted                                      $   0.08      $   0.17      $   0.28      $   0.38      $   0.03

WEIGHTED AVERAGE SHARES:
Basic                                           5,896         5,995         6,528         8,827         9,182
Diluted                                         6,014         7,202        13,512        13,628         9,305

EBITDA (a)                                   $  1,745      $  2,950      $  4,950      $  7,279      $  2,293
Depreciation and amortization                     591           948         1,529         1,636         2,117

Annual revenue growth                            39.2%         30.7%         53.7%         33.5%         (8.0%)
Gross margin                                     46.4%         48.7%         48.3%         49.8%         44.3%
EBITDA margin                                     9.6%         12.5%         13.6%         15.0%          5.1%
Operating margin                                  6.4%          8.5%          9.4%         11.6%          0.4%
Net margin                                        2.7%          4.7%          7.4%          9.2%          0.6%


(a)      Defined as operating income (loss) before depreciation and amortization

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------
                     HISTORICAL INCOME STATEMENT INFORMATION
                     ($ in thousands, except per share data)

                                                               FISCAL 1996
                                             --------------------------------------------------
                                              FIRST         SECOND        THIRD         FOURTH
                                             --------      --------      --------      --------
REVENUES                                     $ 10,621      $ 11,882      $ 12,800      $ 13,204
Cost of revenues                               (5,390)       (6,153)       (6,470)       (6,344)
                                             --------      --------      --------      --------
Gross profit                                    5,231         5,729         6,330         6,860
SG&A expenses                                  (3,261)       (3,519)       (3,792)       (4,317)
Research and development expenses                (710)         (821)       (1,007)       (1,080)
                                             --------      --------      --------      --------
OPERATING INCOME (LOSS)                         1,260         1,389         1,531         1,463
Interest income                                   502           492           399           381
Interest expense                                 (435)         (402)         (297)         (274)
Gain on sale of related-party investments          --            --            --            --
Other income                                       --            --            --            --
                                             --------      --------      --------      --------
Income before provision for income taxes        1,327         1,479         1,633         1,570
Benefit (provision) for income taxes             (390)         (347)         (439)         (364)
                                             --------      --------      --------      --------
NET INCOME (LOSS)                            $    937      $  1,132      $  1,194      $  1,206
                                             ========      ========      ========      ========

EARNINGS PER SHARE:
Basic                                        $   0.12      $   0.13      $   0.13      $   0.13
Diluted                                      $   0.09      $   0.10      $   0.10      $   0.10

WEIGHTED AVERAGE SHARES:
Basic                                           7,703         8,528         9,451         9,625
Diluted                                        13,632        13,636        13,615        13,627

EBITDA (a)                                   $  1,682      $  1,796      $  1,989      $  1,812
Depreciation and amortization                     422           407           458           349

Quarterly revenue growth                         (3.6%)        11.9%          7.7%          3.2%
Gross margin                                     49.3%         48.2%         49.5%         52.0%
EBITDA margin                                    15.8%         15.1%         15.5%         13.7%
Operating margin                                 11.9%         11.7%         12.0%         11.1%
Net margin                                        8.8%          9.5%          9.3%          9.1%

(a)      Defined as operating income (loss) before depreciation and amortization

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                     HISTORICAL INCOME STATEMENT INFORMATION
                     ($ in thousands, except per share data)

                                                                FISCAL 1997
                                             --------------------------------------------------
                                              FIRST         SECOND        THIRD         FOURTH
                                             --------      --------      --------      --------
REVENUES                                     $  9,716      $ 11,888      $ 11,132      $ 11,912
Cost of revenues                               (5,451)       (6,442)       (6,149)       (6,818)
                                             --------      --------      --------      --------
Gross profit                                    4,265         5,446         4,983         5,094
SG&A expenses                                  (4,064)       (4,174)       (3,612)       (4,142)
Research and development expenses                (847)       (1,023)         (842)         (908)
                                             --------      --------      --------      --------
OPERATING INCOME (LOSS)                          (646)          249           529            44
Interest income                                   393           305           269           280
Interest expense                                 (284)         (296)         (289)         (293)
Gain on sale of related-party investments          --            --           180            --
Other income                                       --            --            --            53
                                             --------      --------      --------      --------
Income before provision for income taxes         (537)          258           689            84
Benefit (provision) for income taxes              204           (98)         (262)          (59)
                                             --------      --------      --------      --------
NET INCOME (LOSS)                            $   (333)     $    160      $    427      $     25
                                             ========      ========      ========      ========

EARNINGS PER SHARE:
Basic                                        $  (0.03)     $   0.02      $   0.05      $     --
Diluted                                      $  (0.03)     $   0.02      $   0.05      $     --

WEIGHTED AVERAGE SHARES:
Basic                                           9,832         9,222         8,837         8,837
Diluted                                         9,832         9,353        12,466         8,912

EBITDA (a)                                   $   (156)     $    684      $  1,037      $    247
Depreciation and amortization                     490           435           508           203

Quarterly revenue growth                        (26.4%)        22.4%         (6.4%)         7.0%
Gross margin                                     43.9%         45.8%         44.8%         42.8%
EBITDA margin                                    (1.6%)         5.8%          9.3%          2.1%
Operating margin                                 (6.6%)         2.1%          4.8%          0.4%
Net margin                                       (3.4%)         1.3%          3.8%          0.2%

(a)      Defined as operating income (loss) before depreciation and amortization

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                     HISTORICAL INCOME STATEMENT INFORMATION
                     ($ in thousands, except per share data)

                                                         FISCAL 1998
                                             ------------------------------------
                                              FIRST         SECOND         THIRD
                                             --------      --------      --------
REVENUES                                     $ 11,440      $ 10,725      $  8,671
Cost of revenues                               (6,218)       (5,902)       (5,237)
                                             --------      --------      --------
Gross profit                                    5,222         4,823         3,434
SG&A expenses                                  (3,607)       (3,266)       (3,411)
Research and development expenses                (793)         (672)         (627)
                                             --------      --------      --------
OPERATING INCOME (LOSS)                           822           885          (604)
Interest income                                   249           233           223
Interest expense                                 (287)         (299)         (284)
Gain on sale of related-party investments          --            --            --
Other income                                       69            --            --
                                             --------      --------      --------
Income before provision for income taxes          853           819          (665)
Benefit (provision) for income taxes             (342)         (327)          266
                                             --------      --------      --------
NET INCOME (LOSS)                            $    511      $    492      $   (399)
                                             ========      ========      ========

EARNINGS PER SHARE:
Basic                                        $   0.06      $   0.06      $  (0.05)
Diluted                                      $   0.05      $   0.05      $  (0.05)

WEIGHTED AVERAGE SHARES:
Basic                                           8,762         8,675         8,683
Diluted                                        12,235        11,891         8,683

EBITDA (a)                                   $  1,371      $  1,377      $    (94)
Depreciation and amortization                     549           492           510

Quarterly revenue growth                         (4.0%)        (6.3%)       (19.2%)
Gross margin                                     45.6%         45.0%         39.6%
EBITDA margin                                    12.0%         12.8%         (1.1%)
Operating margin                                  7.2%          8.3%         (7.0%)
Net margin                                        4.5%          4.6%         (4.6%)

(a)      Defined as operating income (loss) before depreciation and amortization

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                      HISTORICAL BALANCE SHEET INFORMATION
                                ($ in thousands)

                                                                   Fiscal Year
                                                  -----------------------------------------------
ASSETS                                              1994         1995         1996         1997
                                                  --------     --------     --------     --------
Cash and cash equivalents                         $  8,955     $  8,651     $ 17,874     $ 14,608
Available-for-sale investments                      28,105       26,038       10,067        3,041
Short-term investments, at cost                         --           --           --           --
Accounts receivable                                  6,161        8,680       12,123       10,388
Inventories                                          5,749        8,581       10,725       10,981
Prepaid income taxes and other                         772        1,022        2,025        1,999
                                                  --------     --------     --------     --------
  Total current assets                              49,742       52,972       52,814       41,017

Net PP&E                                             2,106        3,144        4,151        3,682
Long-term prepaid income taxes                         980          648          299          539
Goodwill                                             9,396       12,081       16,425       18,058
                                                  --------     --------     --------     --------
TOTAL ASSETS                                      $ 62,224     $ 68,845     $ 73,689     $ 63,296
                                                  ========     ========     ========     ========
LIABILITIES AND SHAREHOLDERS' INVESTMENT
Notes payable                                     $    781     $  1,276     $  1,666     $  2,376
Accounts payable                                     2,698        3,966        3,718        3,194
Accrued payroll and employee                           879        1,128        1,264        1,159
Accrued income taxes                                   270        1,103        1,244          489
Other accrued expenses                               1,744        2,834        3,106        3,242
Due to parent and affiliates                         1,380          839          901          694
                                                  --------     --------     --------     --------
  Total current liabilities                          7,752       11,146       11,899       11,154

Subordinated convertible obligations                46,000       36,740       19,345       17,750

Common stock                                           202          244          488          497
Capital in excess of par value                      11,237       20,545       37,762       38,799
Retained earnings                                   (2,857)        (185)       4,284        4,563
Treasury stock                                         (50)         (20)         (69)      (8,836)
Cumulative translation adjustment                      260          229          (56)        (631)
Net unrealized gain on investments                    (320)         146           36           --
                                                  --------     --------     --------     --------
Shareholders' investment                             8,472       20,959       42,445       34,392
                                                  --------     --------     --------     --------
TOTAL LIABILITIES AND SHAREHOLDERS' INVESTMENT    $ 62,224     $ 68,845     $ 73,689     $ 63,296
                                                  ========     ========     ========     ========

--------------------------------------------------------------------------------

November 1998                                                       Confidential

                                                                     SECTION III

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                     DAILY CLOSING PRICE AND AVERAGE VOLUME


     [GRAPH DEPICTING THE THERMO VOLTEK CORP. DAILY CLOSING STOCK PRICES AND AVERAGE TRADING VOLUME FROM NOVEMBER 21, 1997 TO NOVEMBER 24, 1998. DURING THIS PERIOD, THE HIGH CLOSING PRICE IS INDICATED AS $7.19, THE LOW AS $4.38 AND THE LAST AS $6.69.]

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                     DAILY CLOSING PRICE AND AVERAGE VOLUME

     [GRAPH DEPICTING THE THERMO VOLTEK CORP. DAILY CLOSING STOCK PRICES AND AVERAGE TRADING VOLUME FROM MARCH 27, 1997 TO MARCH 30, 1998. DURING THIS PERIOD, THE HIGH CLOSING PRICE IS INDICATED AS $9.50, THE LOW AS $4.38 AND THE LAST AS $4.81.]

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                      DAILY CLOSING PRICE INDEX COMPARISON

     [GRAPH DEPICTING AN INDEXED PRICE COMPARISON FROM NOVEMBER 21, 1997 TO NOVEMBER 23, 1998 OF THERMO VOLTEK CORP. (TVL), THE TOTAL RETURN S&P SMALLCAP INDEX (SMLK.R) AND A COMPOSITE INDEX OF COMPANIES COMPARABLE TO THERMO VOLTEK CORP. (COMPS).]

LEGEND

TVL       Thermo Voltek
SMLK.R S&P SmallCap Index. Dividends reinvested. Weighted by market capitalization.
COMPS Composite index of Advanced Energy Industries, Inc., Artesyn Technologies, Inc., Del Global Technologies Corp., IFR Systems, Inc. and Vicor Corp. Dividends reinvested. Weighted by market capitalization.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                     DAILY CLOSING PRICE AND AVERAGE VOLUME


     [GRAPH DEPICTING AN INDEXED PRICE COMPARISON FROM MARCH 27, 1997 TO MARCH 30, 1998 OF THERMO VOLTEK CORP. (TVL), THE TOTAL RETURN S&P SMALLCAP INDEX (SMLK.R) AND A COMPOSITE INDEX OF COMPANIES COMPARABLE TO THERMO VOLTEK CORP. (COMPS).]

LEGEND

TVL       Thermo Voltek
SMLK.R S&P SmallCap Index. Dividends reinvested. Weighted by market capitalization.
COMPS Composite index of Advanced Energy Industries, Inc., Artesyn Technologies, Inc., Del Global Technologies Corp., IFR Systems, Inc. and Vicor Corp. Dividends reinvested. Weighted by market capitalization.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                    DAILY VOLUME DISTRIBUTION BY PRICE RANGE

     [GRAPH DEPICTING THE DISTRIBUTION OF THERMO VOLTEK CORP.'S COMMON STOCK TRADING VOLUME OVER THE VARIOUS PRICES AT WHICH THE STOCK TRADED BETWEEN NOVEMBER 21, 1997 AND NOVEMBER 23, 1998.]

--------------------------------------------------------------------------------

November 1998                                                       Confidential

                                                                      SECTION IV

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                       SHAREHOLDER OWNERSHIP ANALYSIS (a)

                                                                                  Percent
                                                                    Shares        of Total
                                                                    ------        --------
                 Shares Outstanding                                8,687,258       100.0%

                 Institutional Ownership:
                    Dimensional Fund Advisors                        206,146         2.4%
                    Vanguard Group Inc.                              147,700         1.7%
                    BZW Barclays                                     126,986         1.5%
                    Brundage, Story Rose, LLC                         83,050         1.0%
                    Bear, Stearns & Co.                               40,000         0.5%
                    Gruntal & Co.                                     24,100         0.3%
                    ABTRUST                                           22,500         0.3%
                    ANB Investment Management                         20,098         0.2%
                    GAMCO Investors Inc.                              20,000         0.2%
                    Banca Commerciale Italiana                        10,000         0.1%
                    RCM American Smaller Companies                     4,500         0.1%
                    Retirement System - Small Co Growth                2,250         0.0%
                    P. Schoenfeld Asset Management                     1,000         0.0%
                                                                      ------        ----
                       Total Institutional Holdings                  708,330         8.2%

                 Insider Ownership:
                    Colin I.W. Baxter                                 17,307         0.2%
                    John W. Wood Jr.                                  14,621         0.2%
                    Paul Kelleher                                     10,000         0.1%
                    William W. Hoover                                  8,994         0.1%
                    Theo Melas-Kyriazi                                 5,581         0.1%
                    Sandra L. Lambert                                  1,912         0.0%
                    Elias P. Gyftopoulos                               1,000         0.0%
                    Peter Richman                                      1,000         0.0%
                                                                      ------        ----
                       Total Insider Holdings                         60,415         0.7%

                 Thermo Electron et al                             6,007,383        69.2%

                 Total Retail Holdings                             1,911,130        22.0%


(a) As of October 31, 1998. Excludes shares issuable upon the conversion of subordinated obligations or the exercise of outstanding options.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                         SHAREHOLDER OWNERSHIP ANALYSIS

      [PIE CHART DEPICTING THERMO VOLTEK CORP.
SHAREHOLDER BREAK-DOWN AMONGST THE FOLLOWING INVESTOR GROUPS:]

Institutions                   8.2%
Insiders                       0.7%
Retail                        22.0%
Thermo Electron et al.        69.1%


--------------------------------------------------------------------------------

November 1998                                                       Confidential

                                                                       SECTION V

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                PROJECTED PRO FORMA INCOME STATEMENT INFORMATION
                                Average Scenario
                                ($ in thousands)

                                                      1998                              Fiscal Year
                                                      ----      --------------------------------------------------------
                                                       4Q          1999        2000        2001         2002        2003
                                                       --          ----        ----        ----         ----        ----
  Revenues                                         $  8,942     $ 35,173    $ 39,220    $ 40,970    $ 44,680    $ 49,062
  Cost of revenues                                   (5,529)     (17,711)    (19,364)    (19,163)    (20,445)    (21,949)
                                                   --------     --------    --------    --------    --------    --------
  Gross profit                                        3,413       17,462      19,856      21,807      24,235      27,113
  SG&A expenses                                      (2,902)     (11,193)    (11,412)    (12,151)    (13,098)    (14,012)
  R&D expenses                                         (690)      (2,663)     (2,753)     (2,889)     (3,159)     (3,443)
  Goodwill amortization (non-deductible)                (81)        (337)       (340)       (340)       (340)       (340)
  Intangible asset amortization (non-deductible)         (5)          (3)         --          --          --          --
  Goodwill amortization (deductible)                    (48)        (192)       (192)       (192)       (192)       (192)
  Other income (expense)                                 (4)          (2)         (3)         (3)         (3)         (3)
  Corporate services agreement                          (72)        (281)       (314)       (328)       (357)       (392)
                                                   --------     --------    --------    --------    --------    --------
  Operating income (loss)                              (389)       2,791       4,842       5,904       7,086       8,731
  Interest income                4.7%                   248        1,009       1,066       1,122       1,324       1,562
  Interest expense                                     (280)      (1,050)     (1,020)       (805)       (785)       (350)
  Deferred debt expense                                  (6)         (24)        (24)         --          --          --
  Restructuring costs                                    --           --          --          --          --          --
  Advisory fees                                          --         (120)         --          --          --          --
  Other non-operating income                             --           --          --          --          --          --
                                                   --------     --------    --------    --------    --------    --------
  Income (loss) before income taxes                    (427)       2,606       4,864       6,221       7,625       9,943
  Provision for income taxes                            171       (1,042)     (1,946)     (2,488)     (3,050)     (3,977)
                                                   --------     --------    --------    --------    --------    --------
  Net income                                       $   (256)    $  1,564    $  2,918    $  3,733    $  4,575    $  5,966
                                                   ========     ========    ========    ========    ========    ========

  EBITDA (a)                                       $     97     $  4,623    $  6,662    $  7,769    $  8,870    $ 10,442

   (a) Defined as operating income (loss) before depreciation and amortization

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                  PROJECTED PRO FORMA BALANCE SHEET INFORMATION
                                Average Scenario
                                ($ in thousands)

                                                1998                 Fiscal Year
                                                ----      -------------------------------------------
                                                 4Q       1999      2000      2001      2002     2003
                                                 --       ----      ----      ----      ----     ----
 Current assets less cash and equivalents:
     Accounts receivable, net                 $ 8,134   $ 7,282   $ 7,403   $ 7,936   $ 8,387   $ 8,958
     Inventory                                  9,898     8,655     8,758     8,891     9,271     9,685
     Unbilled contract costs & fees               200        --        --        --        --        --
     Prepaid expenses                             243       209       280       282       286       291
     Prepaid income taxes                       1,763     1,763     1,763     1,763     1,763     1,763
                                              -------   -------   -------   -------   -------   -------
                                               20,238    17,909    18,204    18,872    19,707    20,697

Current liabilities less current debt           5,720     5,459     5,739     6,243     6,566     7,178

Working capital less cash and current debt    $14,518   $12,450   $12,465   $12,629   $13,141   $13,519

Depreciation and amortization                     486     1,832     1,820     1,865     1,784     1,711

Net capital expenditures                          140       979     1,025     1,075     1,125     1,175

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                PROJECTED PRO FORMA INCOME STATEMENT INFORMATION
                                  High Scenario
                                ($ in thousands)

                                                      1998                             Fiscal Year
                                                      ----        -----------------------------------------------------
                                                       4Q         1999        2000        2001         2002        2003
                                                       --         ----        ----        ----         ----        ----
  Revenues                                         $  8,942     $ 35,173    $ 39,220    $ 42,554    $ 46,384    $ 51,022
  Cost of revenues                                   (5,529)     (17,711)    (19,218)    (19,575)    (20,873)    (22,450)
                                                   --------     --------    --------    --------    --------    --------
  Gross profit                                        3,413       17,462      20,002      22,979      25,511      28,572
  SG&A expenses                                      (2,902)     (11,193)    (11,178)    (12,128)    (13,219)    (14,541)
  R&D expenses                                         (690)      (2,663)     (2,753)     (3,001)     (3,279)     (3,581)
  Goodwill amortization (non-deductible)                (81)        (337)       (340)       (340)       (340)       (340)
  Intangible asset amortization (non-deductible)         (5)          (3)         --          --          --          --
  Goodwill amortization (deductible)                    (48)        (192)       (192)       (192)       (192)       (192)
  Other income (expense)                                 (4)          (2)         (3)         (3)         (3)         (3)
  Corporate services agreement                          (72)        (281)       (314)       (340)       (371)       (408)
                                                   --------     --------    --------    --------    --------    --------
  Operating income (loss)                              (389)       2,791       5,223       6,976       8,106       9,507
  Interest income                      5.3%             248        1,144       1,258       1,392       1,660       1,954
  Interest expense                                     (280)      (1,050)     (1,020)       (805)       (785)       (350)
  Deferred debt expense                                  (6)         (24)        (24)         --          --          --
  Restructuring costs                                    --           --          --          --          --          --
  Advisory fees                                          --         (120)         --          --          --          --
  Other non-operating income                             --           --          --          --          --          --
                                                   --------     --------    --------    --------    --------    --------
  Income (loss) before income taxes                    (427)       2,741       5,437       7,563       8,981      11,111
  Provision for income taxes                            171       (1,096)     (2,175)     (3,025)     (3,592)     (4,445)
                                                   --------     --------    --------    --------    --------    --------
  Net income                                       $   (256)    $  1,645    $  3,262    $  4,538    $  5,389    $  6,666
                                                   ========     ========    ========    ========    ========    ========

  EBITDA (a)                                       $     97     $  4,623    $  7,035    $  8,821    $  9,864    $ 11,194



(a)   Defined as operating income (loss) before depreciation and amortization

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                  PROJECTED PRO FORMA BALANCE SHEET INFORMATION
                                  High Scenario
                                ($ in thousands)

                                               1998                      Fiscal Year
                                               ----      --------------------------------------------
                                                4Q       1999      2000      2001      2002      2003
                                                --       ----      ----      ----      ----      ----
Current assets less cash and equivalents:
    Accounts receivable, net                 $ 8,134   $ 7,282   $ 6,465   $ 7,014   $ 7,646   $ 8,410
    Inventory                                  9,898     8,655     8,447     8,604     9,175     9,868
    Unbilled contract costs & fees               200        --        --        --        --        --
    Prepaid expenses                             243       209       277       286       291       300
    Prepaid income taxes                       1,763     1,763     1,763     1,763     1,763     1,763
                                             -------   -------   -------   -------   -------   -------
                                              20,238    17,909    16,952    17,668    18,875    20,341

Current liabilities less current debt          5,720     5,459     5,883     6,383     6,958     7,653

Working capital less cash and current debt   $14,518   $12,450   $11,069   $11,285   $11,917   $12,688

Depreciation and amortization                    486     1,832     1,812     1,845     1,758     1,687

Net capital expenditures                         140       979       920     1,003     1,102     1,223

--------------------------------------------------------------------------------

November 1998                                                     Confidential

HSBC Securities, Inc.                                        Thermo Voltek Corp.
--------------------------------------------------------------------------------

                PROJECTED PRO FORMA INCOME STATEMENT INFORMATION
                                  Low Scenario
                                ($ in thousands)


                                                      1998                             Fiscal Year
                                                      ----         -----------------------------------------------------
                                                       4Q          1999        2000        2001         2002        2003
                                                       --          ----        ----        ----         ----        ----
  Revenues                                         $  8,942     $ 35,173    $ 39,220    $ 40,970    $ 44,452    $ 48,453
  Cost of revenues                                   (5,529)     (17,711)    (19,364)    (20,075)    (21,337)    (22,773)
                                                   --------     --------    --------    --------    --------    --------
  Gross profit                                        3,413       17,462      19,856      20,895      23,115      25,680
  SG&A expenses                                      (2,902)     (11,193)    (11,766)    (12,291)    (13,336)    (14,536)
  R&D expenses                                         (690)      (2,663)     (2,753)     (2,889)     (3,143)     (3,400)
  Goodwill amortization (non-deductible)                (81)        (337)       (340)       (340)       (340)       (340)
  Intangible asset amortization (non-deductible)         (5)          (3)         --          --          --          --
  Goodwill amortization (deductible)                    (48)        (192)       (192)       (192)       (192)       (192)
  Other income (expense)                                 (4)          (2)         (3)         (3)         (3)         (3)
  Corporate services agreement                          (72)        (281)       (314)       (328)       (356)       (388)
                                                   --------     --------    --------    --------    --------    --------
  Operating income (loss)                              (389)       2,791       4,488       4,852       5,746       6,821
  Interest income                          5.3%         248        1,144       1,150       1,126       1,291       1,472
  Interest expense                                     (280)      (1,050)     (1,020)       (805)       (785)       (350)
  Deferred debt expense                                  (6)         (24)        (24)         --          --          --
  Restructuring costs                                    --           --          --          --          --          --
  Advisory fees                                          --         (120)         --          --          --          --
  Other non-operating income                             --           --          --          --          --          --
                                                   --------     --------    --------    --------    --------    --------
  Income (loss) before income taxes                    (427)       2,741       4,594       5,173       6,252       7,943
  Provision for income taxes                            171       (1,096)     (1,838)     (2,069)     (2,501)     (3,177)
                                                   --------     --------    --------    --------    --------    --------
  Net income                                       $   (256)    $  1,645    $  2,756    $  3,104    $  3,751    $  4,766
                                                   ========     ========    ========    ========    ========    ========

  EBITDA (a)                                       $     97     $  4,623    $  6,317    $  6,745    $  7,582    $  8,618





(a) Defined as operating income (loss) before depreciation and amortization

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        Thermo Voltek Corp.
--------------------------------------------------------------------------------

                  PROJECTED PRO FORMA BALANCE SHEET INFORMATION
                                  Low Scenario
                                ($ in thousands)

                                                          1998                       Fiscal Year
                                                          ----      --------------------------------------------
                                                           4Q       1999      2000      2001      2002      2003
                                                           --       ----      ----      ----      ----      ----
           Current assets less cash and equivalents:
               Accounts receivable, net                 $ 8,134   $ 7,282   $ 8,081   $ 8,442   $ 9,159   $ 9,983
               Inventory                                  9,898     8,655     9,576     9,927    10,551    11,261
               Unbilled contract costs & fees               200        --        --        --        --        --
               Prepaid expenses                             243       209       283       291       295       301
               Prepaid income taxes                       1,763     1,763     1,763     1,763     1,763     1,763
                                                        -------   -------   -------   -------   -------   -------
                                                         20,238    17,909    19,703    20,423    21,768    23,308

           Current liabilities less current debt          5,720     5,459     5,295     5,531     6,001     6,541

           Working capital less cash and current debt   $14,518   $12,450   $14,408   $14,892   $15,767   $16,767

           Depreciation and amortization                    486     1,832     1,829     1,893     1,836     1,797

           Net capital expenditures                         140       979     1,155     1,211     1,323     1,452

--------------------------------------------------------------------------------

November 1998                                                       Confidential

                                                                      SECTION VI

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
                   (Data in millions, except per share data)


                                                                          Market Price Information            Earnings Per Share(a)
                                                                     ------------------------------------     ----------------------
                                                                                  52 Week Range                 Calendar Year End
                                                                                  --------------                ------------------
                                                   Latest                                             % of
Symbol    Ex'chg    Company                 FYE    Filing    Cur'cy    11/24/98    High      Low      High      1997   1998   1999
------    ------    -------                 ---    ------    ------    --------    ----      ---      ----      ----   ----   ----
ELECTRONIC COMPONENTS/TEST EQUIPMENT
2308 TT   Taipei    Delta Electronics, Inc.  DC    12/97     NT$       109.00     155.83    77.00     69.9%     5.19   6.26   8.49
IFRS      NMS       IFR Systems, Inc.        JE    09/98     US$         5.75      25.50     3.13     22.5%     0.93   0.20   0.68
SAHN SW   SWX       Schaffner Holding AG     SP    03/98     Sf           199        321      130     62.0%     12.9   20.3   23.8
                    ---------------------------------------------------------------------------------------
                    AVERAGE                                                                           51.5%
                    ---------------------------------------------------------------------------------------

POWER CONVERSION/AMPLIFICATION
AEIS     NMS        Advanced Energy
                     Industries, Inc.        DC    09/98     US$        19.56      22.69     5.63     86.2%     0.64  (0.21)  0.36
ATSN     NMS        Artesyn Technologies,
                     Inc.                    DC    09/98     US$        17.88      26.88    11.75     66.5%     0.98   0.81   1.12
DGTC     NMS        Del Global Technolo-
                     gies Corp.              JL    07/98     US$        10.31      12.88     6.13     80.1%     0.65   0.76   0.92
VICR     NMS        Vicor Corp.              DC    09/98     US$         9.81      29.75     5.63     33.0%     0.60   0.38   0.46
                    ---------------------------------------------------------------------------------------
                    COMBINED AVERAGE                                                                  60.0%
                    ---------------------------------------------------------------------------------------

---------------

(a) Earnings estimates and long-term growth rates are from First Call as of November 24, 1998, except for Delta Electronics, Inc. and Shaffner Holding AG which are from HSBC Securities, Inc.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                       Thermo Voltek Corp.
-------------------------------------------------------------------------------

                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
      (Data in millions, except per share data or unless otherwise stated)

                                                                       Price/Earnings Ratio
                                                                       --------------------
                                                                         Calendar Year End
                                                                       --------------------
                                                            L-T(a)
                                                            Growth                                   Shares
Symbol    Ex'chg    Company                                 Rate       1997      1998      1999       (mm)         Cur'cy
------    ------    -------                                 ------     ----      ----      ----      ------        ------

ELECTRONIC COMPONENTS/TEST EQUIPMENT

2308 TT   Taipei    Delta Electronics Inc.                  30%        21.0x    17.4x      12.8x     560.9         NT$
IFRS      NMS       IFR Systems, Inc.*                      25%         6.2x    28.8x*      8.5x       8.2         US$
SAHN SW   SWX       Schaffner Holding AG                    25%        15.4x     9.8x       8.4x       0.6         Sf
                    --------------------------------------------------------------------------------------------------
                    AVERAGE                                 27%        14.2x    13.6x       9.9x
                    --------------------------------------------------------------------------------------------------

POWER CONVERSION/AMPLIFICATION

AEIS      NMS       Advanced Energy Industries, Inc.        28%        30.6x    nmf        54.3x*     26.7         US$
ATSN      NMS       Artesyn Technologies, Inc.              20%        18.2x    22.1x      16.0x      37.8         US$

DGTC      NMS       Del Global Technologies Corp.           18%        15.9x    13.6x      11.2x       7.6         US$
VICR      NMS       Vicor Corp.                             27%        16.4x    25.8x      21.3x      41.9         US$
                    --------------------------------------------------------------------------------------------------
                    COMBINED AVERAGE                        25%        17.7x    17.7x      13.0x
                    --------------------------------------------------------------------------------------------------


                                                                                     Tangible      Market/
                                                                       Market         Book          Tang.
                                                                       Cap'n          Value         Book
                                                                       ------         -----         -----

ELECTRONIC COMPONENTS/TEST EQUIPMENT

2308 TT   Taipei    Delta Electronics Inc.                            61,134.3       11,401.2       5.4x
IFRS      NMS       IFR Systems, Inc.*                                    47.1          (30.3)      nmf
SAHN SW   SWX       Schaffner Holding AG                                 125.8           18.8       6.7x
                    --------------------------------------------------------------------------------------
                    AVERAGE                                                                         6.0x
                    --------------------------------------------------------------------------------------

POWER CONVERSION/AMPLIFICATION

AEIS      NMS       Advanced Energy Industries, Inc.                     522.0           76.2       6.9x
ATSN      NMS       Artesyn Technologies, Inc.                           675.4          132.7       5.1x

DGTC      NMS       Del Global Technologies Corp.                         78.8           53.7       1.5x
VICR      NMS       Vicor Corp.                                          411.2          207.4       2.0x
                    --------------------------------------------------------------------------------------
                    COMBINED AVERAGE                                                                4.6x
                    --------------------------------------------------------------------------------------

* - excluded from calculations of the average and the combined average.

nmf -- not meaningful

______________________
(a) Earnings estimates and long-term growth rates are from First Call as of November 24, 1998, except for Delta Electronics, Inc. and Schaffner Holding AG which are from HSBC Securities, Inc.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        Thermo Voltek Corp.
--------------------------------------------------------------------------------


                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
                               (Data in millions)

                                                                                   Latest Twelve Months       Enterprise Value to:
                                                                                  ----------------------   -----------------------
                                                                        Enterp.   Period Ending 09/30/98    LTM      LTM     LTM
Symbol       Ex'chg      Company                            Cur'cy      Value (a)   Sales   EBITDA  EBIT    Sales   EBITDA   EBIT
-----       -------     -------                             ------      ---------   -----   ------  ----    -----   ------   ----
ELECTRONIC COMPONENTS/TEST EQUIPMENT
2308 TT         Taipei   Delta Electronics, Inc.          NT$           58,324.1      na    na      na      na      na       na
IFRS            NMS      IFR Systems, Inc.                US$              158.9   163.4    8.3     0.4    1.0x   19.2x*    406.4x*
SAHN SW         SWX      Schaffner Holding AG              Sf              181.2   155.0   25.4    19.9    1.2x    7.1x       9.1x
                         ----------------------------------------------------------------------------------------------------------
                         AVERAGE                                                                           1.1x    7.1x       9.1x
                         ----------------------------------------------------------------------------------------------------------


POWER CONVERSION/AMPLIFICATION
AEIS            NMS      Advanced Energy Industries, Inc.  US$           492.8     130.8    9.4     4.2   3.8x    52.4x*    117.9x*
ATSN            NMS      Artesyn Technologies, Inc.        US$           688.2     541.7   65.8    49.4   1.3x    10.5x      13.9x
DGTC            NMS      Del Global Technologies Corp. (b) US$            74.9      63.5   10.8     8.6   1.2x     6.9x       8.7x
VICR            NMS      Vicor Corp.                       US$           348.0     167.4   34.8    24.5   2.1x    10.0x      14.2x
                         -----------------------------------------------------------------------------------------------------------
                         COMBINED AVERAGE                                                                 1.7x     8.6x      11.5x
                         -----------------------------------------------------------------------------------------------------------


* - excluded from calculation of the average and the combined average na - not available


------------------

(a) Enterprise value equals market capitalization plus total debt plus preferred equity plus minority interests minus cash

(b) Operating data for LTM ended 09/30/98 are estimates. Source: Investext.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

            IMPLIED VALUATION USING AVERAGE OF ELECTRONIC COMPONENTS
                          AND TEST EQUIPMENT COMPANIES
                    ($ in thousands, except per share data)


                                                  AVERAGE MULTIPLE
                                   -------------------------------------------------
                                               PRICE/         PRICE/
                                   THERMO     CALENDAR       CALENDAR        PRICE/                              IMPLIED   IMPLIED
                                   VOLTEK'S     1998           1999         TANGIBLE                             EQUITY     SHARE
VALUATION PARAMETER(a)               VALUE   NET INCOME     NET INCOME     BOOK VALUE                             VALUE    VALUE(b)
----------------------             --------  ----------     ----------     ----------                            -------   --------
Calendar 1998 net income           $   511      13.6x                                                            $  6,953  $  0.60
Calendar 1999 net income             2,116                     9.9x                                                20,917     1.81
Tangible book value (10/3/98)       18,603                                 6.0x                                   112,100     9.69


                                             AVERAGE MULTIPLE
                                        ---------------------------
                                              ENTERPRISE VALUE/
                                        ------------------------                                  PLUS:    IMPLIED   IMPLIED
                                          LTM       LTM     LTM          LESS:          PLUS:     OPTION    EQUITY    SHARE
                                        REVENUES  EBITDA    EBIT         DEBT           CASH     PROCEEDS   VALUE    VALUE(b)
VALUATION PARAMETER(a)                  --------  ------    ----         ----           ----     --------   -----    --------
LTM revenues                  $37,562     1.1x                        $(9,012)        $17,905     $1,972   $ 51,084    $4.42
LTM EBITDA                      2,462              7.1x                (9,012)         17,905      1,972     28,433     2.46
LTM EBIT                          436                       9.1x       (9,012)         17,905      1,972     14,836     1.28
                                                                      -------------------------------------------------------
                                                                      Average                              $ 39,054    $3.38
                                                                      Median                                 24,675     2.13
                                                                      High                                  112,100     9.69
                                                                      Low                                     6,953     0.60
                                                                      -------------------------------------------------------

------------
(a) Data are pro forma for the sale of the Universal Voltronics division

(b) Includes 8,687,258 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 414,191 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.


--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                    IMPLIED VALUATION USING COMBINED AVERAGE
                    ($ in thousands, except per share data)

                                                  AVERAGE MULTIPLE
                                             ----------------------------------------
                                               PRICE/         PRICE/
                                   THERMO     CALENDAR       CALENDAR        PRICE/                              IMPLIED   IMPLIED
                                   VOLTEK'S     1998           1999         TANGIBLE                             EQUITY     SHARE
VALUATION PARAMETER(a)               VALUE   NET INCOME     NET INCOME     BOOK VALUE                             VALUE    VALUE(b)
----------------------             --------  ----------     ----------     ----------                            -------   --------
Calendar 1998 net income           $   511      17.7x                                                            $  9,063  $  0.78
Calendar 1999 net income             2,116                    13.0x                                                27,563     2.38
Tangible book value (10/3/98)       18,603                                     4.6x                                85,089     7.36


                                             AVERAGE MULTIPLE
                                        ---------------------------
                                              ENTERPRISE VALUE/
                                        ---------------------------                               PLUS:    IMPLIED   IMPLIED
                                          LTM       LTM     LTM          LESS:          PLUS:     OPTION    EQUITY    SHARE
VALUATION PARAMETER(a)                  REVENUES  EBITDA    EBIT         DEBT           CASH     PROCEEDS   VALUE    VALUE(b)
----------------------                  --------  ------    ----         ----           ----     --------   -----    --------
LTM revenues                  $37,562     1.7x                        $(9,012)        $17,905     $1,972   $ 76,210    $6.59
LTM EBITDA                      2,462              8.6x                (9,012)         17,905      1,972     32,095     2.77
LTM EBIT                          436                      11.5x       (9,012)         17,905      1,972     15,875     1.37
                                                                      -------------------------------------------------------
                                                                      Average                              $ 40,982    $3.54
                                                                      Median                                 29,829     2.58
                                                                      High                                   85,089     7.36
                                                                      Low                                     9,063     0.78
                                                                      -------------------------------------------------------

------------
(a) Data are pro forma for the sale of the Universal Voltronics division

(b) Includes 8,687,258 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 414,191 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.


--------------------------------------------------------------------------------

November 1998                                                       Confidential

                                                                     SECTION VII

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

   PROJECTED PRO FORMA INCOME STATEMENT INFORMATION (ASSUMES AVERAGE SCENARIO)
                                ($ in thousands)


                                                    FY 1998                           Fiscal Year                          Terminal
                                                    -------     ------------------------------------------------------
                                                       4Q         1999        2000        2001        2002        2003       Value
                                                       --         ----        ----        ----        ----        ----       -----
   Operating income (loss)                          $  (389)    $ 2,791     $ 4,842     $ 5,904     $ 7,086     $ 8,731     $ 8,731
   Non-deductible amortization                           86         340         340         340         340         340         340
                                                    -------     -------     -------     -------     -------     -------     -------
   EBIT before non-deductible amortization             (303)      3,131       5,182       6,244       7,426       9,071       9,071
   Tax provision (benefit)                              121      (1,252)     (2,073)     (2,498)     (2,970)     (3,628)     (3,628)
                                                    -------     -------     -------     -------     -------     -------     -------
   After-tax operating income (loss)                $  (182)    $ 1,879     $ 3,109     $ 3,746     $ 4,456     $ 5,443     $ 5,443
                                                    =======     =======     =======     =======     =======     =======     =======

   CASH SOURCES
       After-tax operating income (loss)            $  (182)    $ 1,879     $ 3,109     $ 3,746     $ 4,456     $ 5,443     $ 5,443
       Depreciation and amortization (a)                400       1,492       1,480       1,525       1,444       1,371       1,371
       Increase (decrease) in working capital (b)     2,464       2,068         (15)       (164)       (512)       (378)       (378)
       Other cash sources                              (343)         24          24        --          --          --          --
                                                    -------     -------     -------     -------     -------     -------     -------
   TOTAL SOURCES                                    $ 2,339     $ 5,463     $ 4,598     $ 5,107     $ 5,388     $ 6,436     $ 6,436
                                                    =======     =======     =======     =======     =======     =======     =======

   CASH USES
       Net capital expenditures                         140         979       1,025       1,075       1,125       1,175       1,175
       Other cash uses                                 --          --          --          --          --          --          --
                                                    -------     -------     -------     -------     -------     -------     -------
   TOTAL USES                                       $   140     $   979     $ 1,025     $ 1,075     $ 1,125     $ 1,175     $ 1,175
                                                    =======     =======     =======     =======     =======     =======     =======

   --------------------------------------------------------------------------------------------------------------------
   FREE CASH FLOW                                   $ 2,199     $ 4,484     $ 3,573     $ 4,032     $ 4,263     $ 5,261     $ 5,261
   --------------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------
               Discount Rate (WACC)           Present Value of Cash Flows (c)
              ----------------------------------------------------------------
                     15.0%                             $ 16,268
                     17.5%                               15,416
                     20.0%                               14,643
                     22.5%                               13,940
                     25.0%                               13,298
                     27.5%                               12,712
              ----------------------------------------------------------------

   (a) Excludes non-deductible amortization
   (b) Excludes cash and equivalents and current debt
   (c) Terminal value not included

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

           EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                            ASSUMES AVERAGE SCENARIO
                                ($ in thousands)


   --------------------------------------------------------------------------------------------------------------------------
   Weighted Average Cost of Capital (WACC)               15.00%      17.50%      20.00%       22.50%      25.00%      27.50%
   --------------------------------------------------------------------------------------------------------------------------
   Present Value of Cash Flows                          $ 16,268    $ 15,416    $ 14,643     $ 13,940    $ 13,298    $ 12,712


   --------------------------------------------------------------------------------------------------------------------------
   Present Value of Terminal Value:
                                              7.0 x     $ 29,947    $ 26,834    $ 24,100     $ 21,692    $ 19,567    $ 17,686
                                              8.0 x       34,225      30,667      27,543       24,791      22,362      20,212
   Multiple                                   9.0 x       38,503      34,501      30,985       27,890      25,157      22,739
                                             10.0 x       42,781      38,334      34,428       30,989      27,953      25,266
                                             11.0 x       47,060      42,167      37,871       34,088      30,748      27,792

   --------------------------------------------------------------------------------------------------------------------------
   Enterprise Value:
                                              7.0 x     $ 46,215    $ 42,250    $ 38,743     $ 35,632    $ 32,865    $ 30,398
                                              8.0 x       50,493      46,083      42,185       38,731      35,661      32,924
   Multiple                                   9.0 x       54,771      49,916      45,628       41,830      38,456      35,451
                                             10.0 x       59,049      53,750      49,071       44,929      41,251      37,978
                                             11.0 x       63,328      57,583      52,514       48,028      44,046      40,504

   --------------------------------------------------------------------------------------------------------------------------
   Equity Value:
                                              7.0 x     $ 57,080    $ 53,114    $ 49,607     $ 46,497    $ 43,730    $ 41,262
                                              8.0 x       61,358      56,947      53,050       49,596      46,525      43,789
   Multiple                                   9.0 x       65,636      60,781      56,493       52,694      49,321      46,316
                                             10.0 x       69,914      64,614      59,936       55,793      52,116      48,842
                                             11.0 x       74,192      68,448      63,378       58,892      54,911      51,369

   --------------------------------------------------------------------------------------------------------------------------
   Implied Enterprise Value /
     LTM Revenues Multiple:
                                              7.0 x        1.2 x       1.1 x       1.0 x        0.9 x       0.9 x       0.8 x
                                              8.0 x        1.3 x       1.2 x       1.1 x        1.0 x       0.9 x       0.9 x
   Multiple                                   9.0 x        1.5 x       1.3 x       1.2 x        1.1 x       1.0 x       0.9 x
                                             10.0 x        1.6 x       1.4 x       1.3 x        1.2 x       1.1 x       1.0 x
                                             11.0 x        1.7 x       1.5 x       1.4 x        1.3 x       1.2 x       1.1 x
   --------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

     EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS (CONTINUED)
                            ASSUMES AVERAGE SCENARIO
                     ($ in thousands, except per share data)

           ----------------------------------------------------
           Summary:

           WACC:                                        20.00%
           Multiple:                                     9.0 x
           EBIT Terminal Value:                       $ 8,731

           Present Value of Cash Flows                $14,643
           Present Value of Terminal Value             30,985
                                                      -------
           Enterprise Value                            45,628
           Plus: Cash (a)                              17,905
           Plus: Option Proceeds                        1,972
           Less: Debt                                  (9,012)
                                                      -------
           Equity Value                               $56,493
                                                      =======

           Equity Value per Share                      $ 4.88

           ----------------------------------------------------






           ----------------------------------------------------
           (a) Data are pro forma for the sale of the Universal Voltronics division

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

          EBITDA MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                            ASSUMES AVERAGE SCENARIO
                                ($ in thousands)


   -----------------------------------------------------------------------------------------------------------------------------
   Weighted Average Cost of Capital (WACC)                  15.00%      17.50%      20.00%       22.50%      25.00%      27.50%
   -----------------------------------------------------------------------------------------------------------------------------


   Present Value of Cash Flows                             $ 16,268    $ 15,416    $ 14,643     $ 13,940    $ 13,298    $ 12,712


   -----------------------------------------------------------------------------------------------------------------------------
   Present Value of Terminal Value:
                                                 5.0 x     $ 25,583    $ 22,923    $ 20,588     $ 18,531    $ 16,715    $ 15,108
                                                 6.0 x       30,699      27,508      24,705       22,237      20,058      18,130
   Multiple                                      7.0 x       35,816      32,092      28,823       25,943      23,401      21,152
                                                 8.0 x       40,932      36,677      32,940       29,650      26,744      24,173
                                                 9.0 x       46,049      41,262      37,058       33,356      30,088      27,195

   -----------------------------------------------------------------------------------------------------------------------------
   Enterprise Value:
                                                 5.0 x     $ 41,851    $ 38,339    $ 35,230     $ 32,471    $ 30,014    $ 27,820
                                                 6.0 x       46,967      42,923      39,348       36,177      33,357      30,842
   Multiple                                      7.0 x       52,084      47,508      43,465       39,883      36,700      33,864
                                                 8.0 x       57,200      52,093      47,583       43,589      40,043      36,885
                                                 9.0 x       62,317      56,677      51,700       47,295      43,386      39,907

   -----------------------------------------------------------------------------------------------------------------------------
   Equity Value:
                                                 5.0 x     $ 52,715    $ 49,203    $ 46,095     $ 43,335    $ 40,878    $ 38,685
                                                 6.0 x       57,832      53,788      50,212       47,041      44,221      41,707
   Multiple                                      7.0 x       62,948      58,373      54,330       50,748      47,564      44,728
                                                 8.0 x       68,065      62,957      58,447       54,454      50,908      47,750
                                                 9.0 x       73,181      67,542      62,565       58,160      54,251      50,772

   -----------------------------------------------------------------------------------------------------------------------------
   Implied Enterprise Value /
     LTM Revenues Multiple:
                                                 5.0 x        1.1 x       1.0 x       0.9 x        0.9 x       0.8 x       0.7 x
                                                 6.0 x        1.3 x       1.1 x       1.0 x        1.0 x       0.9 x       0.8 x
   Multiple                                      7.0 x        1.4 x       1.3 x       1.2 x        1.1 x       1.0 x       0.9 x
                                                 8.0 x        1.5 x       1.4 x       1.3 x        1.2 x       1.1 x       1.0 x
                                                 9.0 x        1.7 x       1.5 x       1.4 x        1.3 x       1.2 x       1.1 x
   -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

    EBITDA MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS (CONTINUED)
                            ASSUMES AVERAGE SCENARIO
                     ($ in thousands, except per share data)

           --------------------------------------------------
           Summary:

           WACC:                                        20.00%
           Multiple:                                     7.0 x
           EBITDA Terminal Value:                    $ 10,442

           Present Value of Cash Flows               $ 14,643
           Present Value of Terminal Value             28,823
                                                     --------
           Enterprise Value                            43,465
           Plus: Cash (a)                              17,905
           Plus: Option Proceeds                        1,972
           Less: Debt                                  (9,012)
                                                     --------
           Equity Value                              $ 54,330
                                                     ========

           Equity Value per Share                      $ 4.70

           --------------------------------------------------









           --------------------------------------------------
           (a) Data are pro forma for the sale of the Universal Voltronics division

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

      TERMINAL FREE CASH FLOW METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                            ASSUMES AVERAGE SCENARIO
                                ($ in thousands)


   -------------------------------------------------------------------------------------------------------------------------------
   Weighted Average Cost of Capital (WACC)                    15.00%      17.50%      20.00%      22.50%       25.00%      27.50%
   -------------------------------------------------------------------------------------------------------------------------------


   Present Value of Cash Flows                               $ 16,268    $ 15,416    $ 14,643    $ 13,940     $ 13,298    $ 12,712


   -------------------------------------------------------------------------------------------------------------------------------
   Present Value of Terminal Value:
                                                    6.0%     $ 28,641    $ 20,084    $ 14,817    $ 11,316      $ 8,864     $ 7,080
                                                    6.5%       30,325      20,997      15,366      11,670        9,104       7,249
   Terminal Growth Rate of Cash Flows               7.0%       32,221      21,997      15,957      12,046        9,357       7,426
                                                    7.5%       34,369      23,097      16,595      12,448        9,624       7,611
                                                    8.0%       36,824      24,313      17,286      12,877        9,907       7,807

   -------------------------------------------------------------------------------------------------------------------------------
   Enterprise Value:
                                                    6.0%     $ 44,909    $ 35,500    $ 29,460    $ 25,256     $ 22,163    $ 19,792
                                                    6.5%       46,593      36,413      30,009      25,609       22,402      19,961
   Terminal Growth Rate                             7.0%       48,489      37,413      30,600      25,986       22,655      20,138
                                                    7.5%       50,637      38,513      31,238      26,387       22,923      20,323
                                                    8.0%       53,092      39,728      31,929      26,817       23,206      20,519

   -------------------------------------------------------------------------------------------------------------------------------
   Equity Value:
                                                    6.0%     $ 55,773    $ 46,365    $ 40,324    $ 36,120     $ 33,027    $ 30,657
                                                    6.5%       57,458      47,278      40,873      36,474       33,267      30,826
   Terminal Growth Rate of Cash Flows               7.0%       59,353      48,277      41,464      36,850       33,520      31,002
                                                    7.5%       61,501      49,377      42,102      37,252       33,787      31,188
                                                    8.0%       63,956      50,593      42,794      37,681       34,070      31,383

   -------------------------------------------------------------------------------------------------------------------------------
   Implied Enterprise Value /
     LTM Revenues Multiple:
                                                    6.0%        1.2 x       0.9 x       0.8 x       0.7 x        0.6 x       0.5 x
                                                    6.5%        1.2 x       1.0 x       0.8 x       0.7 x        0.6 x       0.5 x
   Terminal Growth Rate of Cash Flows               7.0%        1.3 x       1.0 x       0.8 x       0.7 x        0.6 x       0.5 x
                                                    7.5%        1.3 x       1.0 x       0.8 x       0.7 x        0.6 x       0.5 x
                                                    8.0%        1.4 x       1.1 x       0.9 x       0.7 x        0.6 x       0.5 x
   -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

     TERMINAL FREE CASH FLOW METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                                   (CONTINUED)
                            ASSUMES AVERAGE SCENARIO
                     ($ in thousands, except per share data)


           ----------------------------------------------------
           Summary:

           WACC:                                          20.00%
           Terminal Growth Rate of Cash Flows:              7.0%
           Terminal Free Cash Flow Value:               $ 5,261

           Present Value of Cash Flows                  $14,643
           Present Value of Terminal Value               15,957
                                                        -------
           Enterprise Value                              30,600
           Plus: Cash (a)                                17,905
           Plus: Option Proceeds                          1,972
           Less: Debt                                    (9,012)
                                                        -------
           Equity Value                                 $41,464
                                                        =======

           Equity Value per Share                        $ 3.58

           ----------------------------------------------------







           ----------------------------------------------------
           (a) Data are pro forma for the sale of the Universal Voltronics division

--------------------------------------------------------------------------------

November 1998                                                       Confidential

                                                                    SECTION VIII

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
-------------------------------------------------------------------------------

                        OVERVIEW OF SELECTED TRANSACTIONS


           Date          Date
        Effective      Announced   Target
        ---------      ---------   ------
   1.    06/14/95      05/10/95    Best Power Technology, Inc.
   2.    03/13/96      11/17/95    Deltec Power Systems, Inc. (a)

   3.    09/15/97      09/15/97    Trench Group S.A. (b)

   4.    11/19/97      10/16/97    Exide Electronics Group Inc. (c)

   5.    12/29/97      09/03/97    Zytec Corp.

   6.    06/19/98      04/23/98    Vero Group plc

   7.    06/19/98      03/11/98    Corcom Inc.

   8.    07/07/98      04/27/98    Fluke Corp.




         Target business description                                 Acquirer
         ---------------------------                                 --------
   1.    Mnfr uninterruptible power supplies                         General Signal Corp.
   2.    Mnfr uninterruptible power supplies and dvlp related        Exide Electronics Group Inc.
         management software
   3.    Mnfr test equipment and engineered products for high        CVC Capital Partners Ltd.
         voltage applications
   4.    Mnfr uninterruptible power supplies and power               BTR plc
         management and facilities monitoring software
   5.    Mnfr switchmode power supplies for OEMs                     Artesyn Technologies Inc. (d)
         of telecommunications products and electronics
   6.    Mnfr power supplies, electronic enclosures, racks           Applied Power Inc.
         and backplanes
   7.    Mnfr RFI filters, power entry products and filtered         Communications Instruments Inc.
         telco connectors
   8.    Mnfr compact electronic power tools                         Danaher Corp.

_________________
(a)   Subsidiary of Fiskars Oy Ab

(b)   Subsidiary of BBA Group plc

(c)   Danaher Corp. made a bid on July 9, 1997

(d)   Formerly Computer Products Inc.

-------------------------------------------------------------------------------

November 1998                                                      Confidential

HSBC Securities, Inc.                                      THERMO VOLTEK CORP.
------------------------------------------------------------------------------

                          TRANSACTION MULTIPLE ANALYSIS
                                 ($ in millions)

                                                                                       Equity Value
                                                                                    as a Multiple of:
                                                                                   ------------------
            Date          Date                                         Equity        Book         Net     Enterprise
         Effective      Announced   Target                              Value       Value       Income       Value
         ---------      ---------   ------                              -----       -----       ------       -----
    1.    06/14/95      05/10/95    Best Power Technology, Inc.          $ 200.6      3.6 x      18.3 x     $ 192.7
    2.    03/13/96      11/17/95    Deltec Power Systems, Inc.             169.5        nmf      32.0 x       201.8
    3.    09/15/97      09/15/97    Trench Group S.A.                      280.9      2.5 x      18.7 x       278.0
    4.    11/19/97      10/16/97    Exide Electronics Group Inc.           352.4        nmf         nmf       593.7
    5.    12/29/97      09/03/97    Zytec Corp.                            334.5      8.3 x      31.0 x       341.9
    6.    06/19/98      04/23/98    Vero Group plc                         190.6      4.8 x      17.5 x       194.9
    7.    06/19/98      03/11/98    Corcom Inc.                             51.0      2.2 x      17.2 x        42.9
    8.    07/07/98      04/27/98    Fluke Corp.                            684.4      3.2 x      23.1 x       647.6

                                                                     ------------------------------------------------
                                                                     Average          4.1 x      22.6 x
                                                                     Median           3.4 x      18.7 x
                                                                     ------------------------------------------------



          Enterprise Value as a Multiple of:
          ----------------------------------
          Revenues    EBITDA (a)    EBIT (b)
          --------    ----------    --------
    1.       1.3 x        10.2 x      11.6 x
    2.       1.5 x        11.3 x      20.1 x
    3.       1.2 x         8.5 x      11.5 x
    4.       1.1 x         9.8 x      16.5 x
    5.       1.5 x        14.1 x      17.7 x
    6.       1.2 x         8.7 x      11.4 x
    7.       1.2 x         7.3 x       9.1 x
    8.       1.5 x        10.4 x      13.9 x

    -----------------------------------------
    Average  1.3 x        10.0 x      14.0 x
    Median   1.2 x        10.0 x      12.8 x
    -----------------------------------------

------------
nmf    - Not meaningful

(a) EBITDA equals operating income before interest, taxes, depreciation and amortization

(b) EBIT equals operating income before interest and taxes

----------------------------------------------------------------------------

November 1998                                                   Confidential

HSBC Securities, Inc.                                      THERMO VOLTEK CORP.
-------------------------------------------------------------------------------
                  IMPLIED VALUATION USING TRANSACTION MULTIPLES
                     ($ in thousands, except per share data)

                                                       Average
                                                      Multiple
                                                      --------
                                                       Equity
                                          Thermo      Value to                                           Implied      Implied
                                         Voltek's       Book                                             Equity        Share
     Valuation Parameter (a)               Value        Value                                             Value       Value (b)
     -----------------------               -----        -----                                             -----       ---------
     Tangible book value (10/3/98)         $ 18,603       4.1 x                                           $ 76,193      $ 6.59


                                                       Average
                                                      Multiple
                                                     ----------
                                          Thermo     Enterprise                               Plus:      Implied     Implied
                                         Voltek's     Value to       Less:       Plus:       Option      Equity       Share
     Valuation Parameter (a)               Value       Revenue       Debt         Cash      Proceeds      Value     Value (b)
     -----------------------               -----       -------       ----         ----      --------      -----     ---------
     LTM revenues                          $ 37,562         1.3 x    $ (9,012)    $ 17,905     $ 1,972    $ 59,210      $ 5.12
                                                                                                       ------------------------
                                                                                                       Average          $ 5.85
                                                                                                       Median             5.85
                                                                                                       High               6.59
                                                                                                       Low                5.12
                                                                                                       ------------------------

---------

(a)      Data are pro forma for the sale of the Universal Voltronics division

(b) Includes 8,687,258 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 414,191 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                      THERMO VOLTEK CORP.
--------------------------------------------------------------------------------
                           ANALYSIS OF SHARE PREMIUMS
                                   ($ actual)

                                                                                     Premium        Premium       Premium
                                                                                      1 Day         1 Week        4 Weeks
                                                                           Price     Prior To      Prior To       Prior To
             Date          Date                                             Per      Announ.        Announ.       Announ.
          Effective      Announced   Target Name                           Share       Date          Date           Date
          ---------      ---------   -----------                           -----       ----          ----           ----
     1.    06/14/95      05/10/95    Best Power Technology Inc.             $ 21.00      61.5%          68.0%         75.0%
     2.    11/19/97      10/16/97    Exide Electronics Group Inc.             29.00     125.2% *       133.2% *      149.5% *
     3.    12/30/97      09/03/97    Zytec Corp.                              42.15      45.3%          48.2%         71.2%
     4.    06/19/98      03/11/98    Corcom Inc.                              13.00      33.3%          31.6%         36.8%
     5.    06/19/98      04/23/98    Vero Group plc                            2.59      40.2%          40.8%         40.5%
     6.    07/07/98      04/27/98    Fluke Corp.                              33.39      44.0%          43.6%         40.6%


                                                                            Average     44.9%          46.5%         52.8%
                                                                            Median      44.0%          43.6%         40.6%

------------------------
           Source: Securities Data Company, Inc.

           *   Excluded from the average and the median

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                       THERMO VOLTEK CORP.
------------------------------------------------------------------------------

                     IMPLIED VALUATION USING SHARE PREMIUMS
                     ($ in thousands, except per share data)

                                                                          Average Premium
                                              Thermo                      ---------------                     Implied     Implied
                                             Voltek's        One Day          One Week        Four Weeks      Equity       Share
 Valuation Parameter (a)                       Value      Prior to Ann.    Prior to Ann.    Prior to Ann.      Value     Value (b)
 -----------------------                       -----      -------------    -------------    -------------      -----     ---------
 Price One Day Prior to Announcement             $ 4.81    44.9%                                             $ 80,652        $ 6.97
 Price One Week Prior to Announcement              4.38                              46.5%                     74,113          6.41
 Price Four Weeks Prior to Announcement            5.00                                        52.8%           88,379          7.64

   ------------                                                                                                         -----------
                                                                                                              Average        $ 7.01
                                                                                                              Median           6.97
                                                                                                              High             7.64
                                                                                                              Low              6.41
   ------------                                                                                                         -----------


 ----------------

(a)      Data are pro forma for the sale of the Universal Voltronics division

(b) Includes 8,687,258 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 414,191 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

                                                                     SECTION IX

HSBC Securities, Inc.                                       THERMO VOLTEK CORP.
-------------------------------------------------------------------------------

      SELECTED M&A TRANSACTION PREMIUMS FOR MINORITY INTEREST ACQUISITIONS
                          IN GOING PRIVATE TRANSACTIONS





           Date
        Effective      Acquiror Name                   Target Name                       Target Business Description
        ---------      -------------                   -----------                       ---------------------------
     1.   02/23/94     Holderbank Financiere Glarus    Holnam Inc(Holdernam Inc)         Manufacture cement;holding co
     2.   06/09/94     Wassall PLC                     General Cable(Cie Gen de Eaux)    Mnfr copper,building wire
     3.   12/29/94     Ogden Corp                      Ogden Projects Inc(Ogden Corp)    Heavy construction company
     4.   06/16/95     LinPac Mouldings Ltd            Ropak Corp                        Manufacture plastic containers
     5.   02/16/97     Novartis AG                     SyStemix Inc(Novartis AG)         Mnfr,dvlp cellular processes
     6.   09/05/97     Gold Kist Inc                   Golden Poultry Co Inc             Produce,wholesale poultry
     7.   12/31/96     Electromagnetic Sciences Inc    LXE                               Mnfr microwave components
     8.   11/27/96     Renco Group Inc                 WCI Steel Inc(Renco Group Inc)    Manufacture steel
     9.   12/11/96     Ansaldo Transporti SpA          Union Switch & Signal Inc         Manufacture railroad equip
    10.   07/09/97     Mafco Holdings Inc              Mafco Consolidated Grp(Mafco)     Mnfr cosmetics,beauty products
    11.   07/09/98     Texas Industries Inc            Chaparral Steel Co                Mnfr primary steel products
    12.   01/15/98     FH Faulding & Co Ltd            Faulding Inc(FH Faulding & Co)    Mnfr pharmaceuticals
    13.   03/30/98     Waste Management Inc            Wheelabrator Technologies Inc     Mnfr laboratory, medical equip
    14.   11/26/97     Rhone-Poulenc SA                Rhone-Poulenc Rorer Inc           Manufacture pharmaceuticals
    15.   07/15/98     ISP Holdings Inc                Intl Specialty Prods              Mnfr specialty chemicals











                                             Premium       Premium        Premium
                                             1 Day         1 Week        4 Weeks
                                             Prior to       Prior to       Prior to
          Value of                Price      Announce-     Announce-      Announce-
        Transaction    Percent     Per         ment           ment           ment
           ($ mm)      Sought     Share        Date           Date           Date
           ------      ------     -----        ----           ----           ----
     1.   $ 51.7          5.0%    $ 7.65      13.3%          15.5%          7.4%
     2.     35.9         46.3%      6.00      17.1%          21.5%         11.6%
     3.    110.3         15.8%     18.38       5.8%          17.6%         20.5%
     4.     28.5         58.3%     11.00       4.8%           6.0%          4.8%
     5.    107.6         32.2%     19.50       4.7%          69.6%         59.2%
     6.     52.1         25.0%     14.25      52.0%          50.0%         39.0%
     7.     14.8         22.2%     13.13      22.1%          14.2%         19.4%
     8.     56.5         15.5%     10.00      17.6%          29.0%         77.8%
     9.     27.1         38.4%      7.25       3.6%           3.6%           - %
    10.    116.8         15.0%     33.50      23.5%          23.5%         27.6%
    11.     72.8         18.7%     15.50      20.4%          25.3%         29.2%
    12.     77.3         38.0%     13.50      25.6%          22.7%         45.9%
    13.    869.7         34.6%     16.50      26.9%          28.2%         30.7%
    14.  4,831.6         36.9%     97.00      22.1%          22.8%         29.3%
    15.    324.5         20.1%     18.25       4.3%           1.7%         14.5%


                         -------------------------------------------------------
                         Average              17.6%          23.4%         27.8%
                         Median               17.6%          22.7%         27.6%
                         High                 52.0%          69.6%         77.8%
                         Low                   3.6%           1.7%           - %
                         -------------------------------------------------------





Source: Securities Data Company, Inc.

--------------------------------------------------------------------------------

November 1998                                                       Confidential

HSBC Securities, Inc.                                       THERMO VOLTEK CORP.
-------------------------------------------------------------------------------

                  IMPLIED VALUATION USING TRANSACTION MULTIPLES
                     ($ in thousands, except per share data)

                                                                                                                         Implied
                                                                                                                          Equity
                                             Thermo         Premium          Premium          Premium        Implied      Value
                                            Voltek's        One Day          One Week        Four Weeks      Equity        per
  Valuation parameter (a)                     Value      Prior to Ann.    Prior to Ann.    Prior to Ann.      Value     Share (b)
  -----------------------                     -----      -------------    -------------    -------------      -----     ---------
  Price One Day Prior to Announcement        $ 4.81             17.6%                                       $ 65,453       $ 5.66
  Price One Week Prior to Announcement         4.38                            23.4%                          62,450         5.40
  Price Four Weeks Prior to Announcement       5.00                                             27.8%         73,906         6.39

                                                                                              ------------------------------------
                                                                                              Average       $ 67,270       $ 5.82
                                                                                              Median          65,453         5.66
                                                                                              High            73,906         6.39
                                                                                              Low             62,450         5.40
                                                                                              ------------------------------------

-----------------

(a)      Data are pro forma for the sale of the Universal Voltronics division

(b) Includes 8,687,258 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 414,191 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.

--------------------------------------------------------------------------------

November 1998                                                       Confidential